Prepayments and other receivables	12 Months Ended
Dec. 31, 2022
Prepayments and other receivables
Prepayments and other receivables

Note 14. Prepayments and other receivables

	December 31,
	2022	2021

	(USD in thousands)
VAT receivables	$287	$387
Prepayments	2,494	638
Other receivables	10	113
Total prepayments and other receivables	$2,791	$1,138

The increase in prepayments derives from upfront payments made in relation to planned clinical trials.